VOYA MUTUAL FUNDS

Voya Multi-Manager Emerging Markets Equity Fund

(“Fund”)

Supplement dated July 27, 2017

to the Class A, Class C, Class I, Class R and Class W shares

Statement of Additional Information (“SAI”)

dated February 28, 2017

On or about July 13, 2017, the Board of Trustees of Voya Mutual Funds (the “Board”) ratified and approved a management fee waiver under which the reduction in sub-advisory fees under the sub-advisory waiver will be passed on to the Fund and its shareholders. In addition, the Board also ratified and approved a sub-advisory fee waiver agreement with respect to the Fund. Effective immediately, the Fund’s SAI is hereby revised as follows:

1.	The following language is added at the end of the first paragraph in the sub-section entitled “Adviser – Management Fee Waivers:”

Effective June 1, 2017, the Adviser is contractually obligated to lower the management fee for Voya Multi-Manager Emerging Markets Equity Fund in an amount equal to the amount waived by a Sub-Adviser pursuant to a sub-advisory fee waiver agreement as described below in the sub-section entitled “Sub-Adviser – Sub-Advisory Fee Waivers.”

2.	The following sub-section is added following the sub-section entitled “Sub-Adviser – Aggregation:”

Sub-Advisory Fee Waivers

Effective June 1, 2017, with respect to the annual sub-advisory fees for Voya Multi-Manager Emerging Markets Equity Fund, JPMorgan has agreed to waive a portion of the sub-advisory fee payable to it by the Adviser in an amount equal to the amount of the sub-advisory fee attributable to the value of the shares of the Fund that are beneficially owned by retirement plans and IRAs (“Plans”) through insurance company separate accounts as part of variable insurance contracts that were sold to the Plans by an affiliate of JPMorgan.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE